Fees Summary	Sep. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 32,975,752.04
Previously Paid Amount	0
Total Fee Amount	5,048.59
Total Offset Amount	0
Net Fee	$ 5,048.59